All Terrain Opportunity Fund

Institutional Class Shares

(Ticker Symbol: TERIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated October 23, 2020, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated March 1, 2020, as supplemented.

Notice of Advisor Change

At a meeting held on October 19 and 20, 2020, the Board of Trustees of the Trust (the “Board”), considered and approved the following: (i) the termination of the current co-advisory agreements between the Trust, on behalf of the All Terrain Opportunity Fund (the “Fund”) and Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) and Foothill Capital Management, LLC (“FCM” and together with Castle Financial, the “Co-Advisors”), the current co-advisors to the Fund, effective on or about October 26, 2020 (the “Effective Date”), and (ii) a new investment advisory agreement (the “New Agreement”) between the Trust and AXS Investments LLC (“AXS”) with respect to the Fund, pursuant to which AXS would become the investment advisor for the Fund effective upon shareholder approval. In addition, the Board approved the submission of a proposal to the Fund’s shareholders to approve the New Agreement. At the meeting, the Board also approved an interim advisory agreement between the Trust, on behalf of the Fund, and AXS (the “Interim Agreement”), effective on the date of termination of the current co-advisory agreements, under which AXS may provide investment advisory services for the Fund for up to 150 days pending shareholder approval of the New Agreement.

The Fund’s investment objective, principal investment strategy and investment policies will remain the same after the change in investment advisor. Al Procaccino and Korey Bauer, portfolio managers that have managed the Fund since its inception, will continue to serve as portfolio managers as employees of AXS and will be responsible for the day-to-day management of the Fund’s portfolio.

Under both the Interim Agreement and New Agreement, AXS will receive the same compensation that Castle and FCM are entitled to receive, in the aggregate, from the Fund under the current co-advisory agreements. Compensation earned under the Interim Agreement will be escrowed until shareholders of the Fund approve the New Agreement. The Board has also approved a new contractual operating expenses limitation agreement between the Trust, on behalf of the Fund, and AXS which will maintain the Fund’s current contractual expense limitation.

As a result of the change in advisor, as of the Effective Date, the following changes are made to the Prospectus and SAI:

•	All references to Castle Financial and FCM as Co-Advisors to the Fund in the Prospectus and SAI are deleted and replaced with references to AXS.

•	The second paragraph under the “Principal Investment Strategies – Summary Section” of the Prospectus and the third paragraph under the “Principal Investment Strategies – More About the Fund’s Investment Objective, Principal Investment Strategies and Risks” section of the Prospectus is deleted and replaced with the following:

The Fund is managed by AXS Investments LLC (“AXS” or the “Advisor”), which serves as investment advisor and constructs the Fund’s portfolio. The Advisor will tactically allocate the Fund’s assets among securities using both fundamental and technical analysis to evaluate the relative strengths of and trends in the Fund’s potential portfolio investments. AXS uses a fundamental methodology to screen for securities for the portfolio focusing on the overall earning potential of a company issuing stock, which may include analysis of financial statements, management, competitors, intangible values and product markets, among other factors. AXS also uses a quantitative methodology to screen for securities for the portfolio focusing on financial valuation metrics such as ratios of price to free cash flow, price to operating income, earnings before interest and tax (“EBIT”), to enterprise value and other financial metrics. AXS also evaluates potential securities using technical analysis including momentum, trading volumes, option flows, seasonality and proprietary technical indicators. The Advisor may from time to time focus on companies involved in corporate events such as spin-offs, share buybacks and public records of securities purchases and sales by corporate directors and officers.

•	The “Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Portfolio Managers

Al Procaccino, Portfolio Manager of the Advisor, and Korey Bauer, Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers. Messrs. Procaccino and Bauer have been portfolio managers since the Fund’s inception on November 3, 2014, and are jointly and primarily responsible for the day-to-day management of the Fund.

•	The “Investment Advisors” and “Portfolio Managers” sections under “Management of the Fund” of the Prospectus are deleted and replaced with the following:

Investment Advisor

AXS Investments LLC, a Delaware limited liability company formed in October 2019, which maintains its principal offices at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573, acts as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Advisor is an investment advisor registered as an investment advisor with the SEC and provides investment advice to open-end funds. The Advisor has approximately $271.2 million in assets under management as of June 30, 2020.

The Advisor is responsible for the day-to-day management of the Fund’s portfolio, selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board.

Pursuant to the Advisory Agreement, the Fund pays the Advisor an annual advisory fee of 1.40% of the Fund’s daily net assets for the services and facilities it provides, calculated daily and payable twice per month.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement with AXS will be available in the Fund’s Annual Report to shareholders dated as of October 31, 2020.

Portfolio Managers

Al Procaccino and Korey Bauer serve as portfolio managers of the Fund. The portfolio managers are jointly and primarily responsible as portfolio managers for the day-to-day management of the Fund’s portfolio.

Al Procaccino

Mr. Procaccino is a Portfolio Manager of the Advisor and is a Certified Fund Specialist®, Certified Financial Fiduciary® and Certified Financial Planner™. He joined the Advisor in October 2020. He has also been the President, Chief Executive Officer and Chief Compliance Officer of Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) since the firm’s inception in 1992 and has been active in the financial services industry since 1978. Prior to forming Castle Financial, he directed the Retirement Plan Investment Advisory Group at Cowen and Company as a Partner of the firm. He was also Vice President and Branch Manager at Dean Witter Reynolds, Inc., and the Retirement Group Strategist and Senior Vice President at Oppenheimer & Company. Mr. Procaccino served as the Senior Portfolio Manager of the Catalyst Macro Strategy Fund. Mr. Procaccino has a Master of Business Administration in Finance and is a graduate of the College for Financial Planning.

Korey Bauer

Mr. Bauer is a Portfolio Manager of the Advisor and a Chartered Market Technician® (CMT) charter holder. He joined the Advisor in October 2020. He is also the Chief Investment Officer, Managing Director and Portfolio Manager of Foothill Capital Management, LLC (“FCM”). Mr. Bauer joined FCM on December 14, 2018 following the acquisition of Bauer Capital Management, LLC (“Bauer”) by FCM. From 2014 until the acquisition of Bauer, Mr. Bauer was the President, Chief Executive Officer and Chief Compliance Officer of Bauer. Previously, Mr. Bauer was Senior Vice President, Analyst and Market Technician at Castle Financial from 2011 until 2014. He has been performing extensive research on the financial markets since 2007 and is a published author on SeeItMarket.com, Nasdaq.com and other publications. Mr. Bauer is a graduate of Marist College with a degree in History.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

•	The “Compensation” section of the SAI is deleted and replaced with the following:

Compensation. Messrs. Procaccino and Bauer each receives a fixed base salary and discretionary bonus from the Advisor. Their compensation arrangements are not determined on the basis of specific funds or accounts managed.

•	The “Material Conflicts of Interest” section of the SAI is deleted and replaced with the following:

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by a portfolio manager, the Advisor and/or Sub-advisor or Trading Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably than the other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Advisor’s and/or Sub-advisor’s or Trading Advisor’s trade allocation policy.

Notice of Name Change

In connection with the advisor change, as of the Effective Date, the name of the All Terrain Opportunity Fund is changed to the AXS All Terrain Opportunity Fund. All references to the fund name in the Prospectus and SAI are updated accordingly.

Notice of Shareholder Meeting

As noted above, in addition to approving the New Agreement, the Board also approved the submission of a proposal to the Fund’s shareholders to approve the New Agreement. A special meeting of Fund shareholders will be held to consider and vote on the New Agreement. Proxy materials will be sent to Fund shareholders with more information about the shareholder meeting and the New Agreement.

Please read the proxy statement when it is available because it contains important information. You will be able to obtain free copies of the proxy statement at the Securities and Exchange Commission website at www.sec.gov once the proxy statement has been mailed to the Fund’s shareholders. You can also obtain free copies of the Fund’s Prospectus and Statement of Additional Information, as well as the Fund’s Annual Report, by calling 1-844-441-4440, by writing to the All Terrain Opportunity Fund, P.O. Box 2175, Milwaukee, Wisconsin 53201, or by visiting www.allterrainfunds.com.

Please file this Supplement with your records.